UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

MYCOTOPIA THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56022	87-0645794
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

100 SE 2nd St, Suite 2000

Miami, Florida 33131

(Address of Principal Executive Offices)

(954) 233-3511

(Registrant's Telephone Number including Area Code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 21, 2024, Mycotopia Therapies, Inc. (the “Company”) was notified by its independent registered public accounting firm, Pinnacle Accountancy Group of Utah (“Pinnacle”) that they were resigning. During the fiscal year ended December 31, 2022, and the quarterly periods through September 30, 2023, there were no (i) disagreements between the Company and Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which, if not resolved to Pinnacle’s satisfaction, would have caused Pinnacle to make reference thereto in its audit report on the financial statements of the Company for such period, or (ii) reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. There were no disputes or disagreements between the Company and Pinnacle during the time it was the Company’s independent registered public accounting firm through the date of resignation.

The Company provided Pinnacle with a copy of this disclosure before its filing with the SEC. The Company requested that Heaton provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. That letter is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed Fruci & Associates II, PLLC (“Fruci”) as its new independent registered public accounting firm, effective as of March 21, 2024. During the two most recent fiscal years and through the date of the Company’s engagement of Fruci, the Company did not consult with Fruci regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Fruci, Fruci did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to engage Heaton as its independent accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from Pinnacle Accountancy Group of Utah

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mycotopia Therapies, Inc.
a Nevada corporation

Date: March 27, 2024	By: /s/Ben Kaplan
Name: Ben Kaplan
Title: Chief Executive Officer and Principal Accounting Officer